UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 or 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 10, 2004

DEL MONTE FOODS COMPANY

(Exact Name of Registrant as Specified in Charter)

Delaware	001-14335	13-3542950

(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

One Market @ The Landmark
San Francisco, California	94105

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (415) 247-3000

N/A

(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 – Other Events

Item 8.01. Other Events

On September 10, 2004, Del Monte Foods Company entered into an underwriting agreement relating to the sale by selling stockholders of 12,341,385 shares of Del Monte Foods Company common stock pursuant to a Registration Statement on Form S-3 (File No. 333-108625). The selling stockholders are affiliates of the Texas Pacific Group. Del Monte Foods Company will not receive any of the proceeds from the sale.

Section 9 – Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits

(c) Exhibits.

Exhibit	Description
1.1	Underwriting Agreement dated as of September 10, 2004 among Del Monte Foods Company, Lehman Brothers Inc., TPG Partners, L.P. and TPG Parallel I, L.P.

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SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Del Monte Foods Company

Date: September 10, 2004	By:	/s/ James Potter

Name: James Potter
Title: Secretary

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EXHIBIT INDEX

Exhibit	Description
1.1	Underwriting Agreement dated as of September 10, 2004 among Del Monte Foods Company, Lehman Brothers Inc., TPG Partners, L.P. and TPG Parallel I, L.P.

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